AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
SELECT RESERVESM
FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL
DEFERRED ANNUITY CONTRACTS
SUPPLEMENT DATED APRIL 15, 2004
TO
PROFILE, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2001
AS SUPPLEMENTED

          Effective April 15, 2004, American General Life Insurance Company ("AGL") is amending the Profile, Prospectus and Statement of Additional Information for the sole purpose of changing the Series available under the Select Reserve Variable Annuity Contract (the "Contract"), due to the proposed closing and liquidation of the Navellier Growth Portfolio (the "Portfolio"), a series of the Navellier Variable Insurance Series Fund, Inc. (the "Fund").

          The Board of Directors (the "Board") of the Fund has decided to close and liquidate the Portfolio. The liquidation is expected to be effective May 26, 2004. The Board's decision to liquidate the Portfolio was based upon the fact that the Portfolio has not attracted sufficient assets to obtain economies of scale necessary to be viable in today's competitive marketplace. Further, the Board considered that, since the Portfolio's inception, its adviser has reimbursed a considerable amount of its expenses in order to maintain reasonable expense ratios for the Portfolio. The Board does not believe that the Portfolio will grow to an economically viable size in the future and wants to close the Portfolio to avoid future subsidies. Shareholders of the Fund approved the liquidation on February 26, 2004.

          In a supplement dated November 5, 2003 to the Profile, Prospectus and Statement of Additional Information, we notified you that effective November 30, 2003 you could no longer direct purchase payments, transfers or automatic allocations to the Portfolio.

          In connection with this anticipated closing and liquidation of the Portfolio, we would be required to pay to you all of your Account Value you have invested in the Portfolio. The rules of the federal Internal Revenue Code would treat this distribution to you as a surrender of the Account Value. This surrender would be reportable to the Internal Revenue Service and may be taxable to you. Therefore, in order to avoid the potential of current taxation, we will allocate the liquidation proceeds that we receive from the Portfolio on May 26, 2004, to the VALIC Company I Money Market I Fund (the "Money Market Fund"), a Series available in your Contract. You may at any time thereafter, pursuant to the transfer provisions contained in your Contract, transfer the liquidated Account Value out of the Money Market Fund to any other Series available in your Contract. The transfer will use prices established after the close of the New York Stock Exchange on Thursday, May 27, 2004.

          Please note that we must receive instructions from you to transfer your Account Value out of the Portfolio prior to 3:00 p.m. Central Daylight Time ("CDT") on Tuesday, May 25, 2004 if you do not wish to have the liquidation proceeds allocated to the Money Market Fund. At any time before such time, you may transfer your Account Value in the Portfolio to any of the other Series offered in your Contract. Please review your fund prospectuses for information about the other Series. For additional fund prospectus copies, please contact our Annuity Administration Department at the telephone number shown below.

          If you wish, you may complete the enclosed transfer form to give us instructions to transfer your Account Value, or you can call us at the telephone number below.

          Neither our automatic transfer of the liquidated proceeds to the Money Market Fund, nor your transfer(s) of assets out of the Portfolio prior to the liquidation or out of the Money Market Fund after the liquidation, will count against the 12 free transfers that you are permitted to make in a Contract Year.

          You also have the option to exchange your Contract for a different variable annuity contract, or you may withdraw any or all of the Account Value in your Contract, subject to potential tax implications.

          For a period of time after the closing and liquidation, we may provide you with confirmations, statements and other reports that contain the name of this formerly available Portfolio.

          Should you have any questions, you may contact our Annuity Administration Department at 1-800-813-5065.